SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

AMMO, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
 (Address of principal executive offices)

480-947-0001
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMMO, INC.
Form 8-K
Current Report

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements Of Certain Officers

On April 25, 2018, Christopher S. Besing, age 57, was appointed as a member of our Board of Directors.  Mr. Besing has been since January 2005 the principal owner and managing member of TLB Construction, LLC, a commercial landscape construction company.  Mr. Besing was a partner in Fairway Productions, LLC, a business acceleration services firm, from October 2003 to January 2005; Chief Financial Officer of ITAX Group, Inc., a tax credit automation and software company, from September 2001 to October 2003; and a founder and Chief Executive Officer of IZOOM.com.Inc., an Internet portal serving the automotive community, from December 1999 to September 2001.  Mr. Besing served as a Vice President and the Chief Financial Officer of Action Performance Companies, Inc. from January 1994 to December 1999, as Treasurer of that company from February 1996 to December 1999, and as a director of that company from May 1995 to December 1999.  Prior to joining Action Performance Companies Inc., Mr. Besing held several financial and accounting positions with Orbital Sciences Corporation, or OSC, from September 1986 to December 1993, most recently as Director of Accounting and Controller of OSC’s Launch Systems Group in Chandler, Arizona.  Prior to joining OSC, Mr. Besing was employed as an accountant with Arthur Andersen LLP from January 1985 to August 1986.
It is anticipated that Mr. Besing will chair the Audit Committee of our Board of Directors.  Mr. Besing will be eligible to receive compensation for his service on the Board of Directors in accordance with the board compensation policies in effect from time to time.  Mr. Besing also will be entitled to indemnification as a director to the fullest extent permitted by law.  There are no other arrangements or understandings pursuant to which Mr. Besing was selected as a director, and there are no related party transactions between us and Mr. Besing reportable under Item 404(a) of Regulation S-K.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2018	AMMO, INC.

By: /s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer